UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 18, 2007

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-26323	51-0402415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 West Jackson Boulevard, Suite 2182	60604
Chicago, Illinois
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (312) 427-1912

Item 1.01 Entry Into a Material Definitive Agreement.

On December 18, 2007, Richard P Kiphart, Chairman of the Board of Directors of Advanced Biotherapy, Inc (“Company”), purchased an aggregate of 181,818,182 shares (“New Shares”) of Company common stock, $0.001 par value, at $0.011 per share, for the aggregate sum of $2,000,000 (“New Capital”). The Company has received the New Capital. According to Mr. Kiphart, personal funds were used to acquire the New Shares. The Company intends to use the New Capital to make the investment described below and for additional working capital.

On December 18, 2007, the Company and Organic Farm Marketing, LLC (“OFM”), a Wisconsin limited liability company, entered into an agreement (“OFM Agreement”). The OFM Agreement provides, among other matters, that the Company will arrange for The Northern Trust Company of Chicago, Illinois (“Bank”) to issue a $1.0 million irrevocable letter of credit (“Letter of Credit”) for the benefit of the Wisconsin Department of Agriculture, Trade and Consumer Protection (“Wisconsin Department”), the designee of OFM. The Letter of Credit is required by the Wisconsin Department so that OFM may distribute certain dairy products in the State of Wisconsin. As collateral for repayment of funds advanced under the Letter of Credit, the Company entered into a pledge agreement pursuant to which it granted the Bank a security interest in a certificate of deposit account maintained by the Company at the Bank. OFM’s obligations to reimburse the Company for payments, if any, made by the Company to the Bank pursuant to the pledge agreement are evidenced by a promissory note (“OFM Note”) and a reimbursement agreement (“Reimbursement Agreement”) secured by OFM’s personal property and all proceeds thereof. OFM further agreed to pay a cash fee of $50,000 and issue to the Company 5,000 units of OFM as payment for obtaining the Letter of Credit.

In accordance with the OFM Agreement, the Company also loaned to OFM the sum of $800,000 (“Working Capital Loan”) to be used for working capital and to repurchase a member’s interest in OFM. OFM issued to the Company a convertible note (“Convertible Note”) in the principal amount of $800,000, which bears interest at 10% per annum, payable quarterly. The Convertible Note has a stated maturity date of May 17, 2009, subject to acceleration upon default by OFM. Commencing June 18, 2008, the Convertible Note is convertible into OFM units at the conversion rate of $10.00 per unit. The Working Capital Loan also is secured by all of OFM’s assets. $293,750 of the Working Capital Loan was used by OFM to repurchase the membership interest of one of OFM’s two members. The closing of the OFM Agreement including the Working Capital Loan occurred as of December 18, 2007 (collectively, the “OFM Transaction”).

Prior to the Company entering into the OFM Transaction, Richard P. Kiphart made loans to OFM in April and June, 2007, evidenced by convertible notes (collectively “Kiphart Convertible Notes”), which notes are secured by OFM’s assets. Concurrently with the Company’s transaction with OFM, Mr. Kiphart and the Company entered into an intercreditor agreement (“Intercreditor Agreement”). The Intercreditor Agreement provides that Mr. Kiphart will subordinate his claims under the Kiphart Convertible Notes to the Company’s claims against OFM relative to the OFM Note and the Reimbursement Agreement. The Company’s claims also will be senior to Mr. Kiphart as to payment and rights to collateral securing the OFM Note and the Reimbursement Agreement. With respect to the Convertible Note, Mr. Kiphart agreed that the Company’s Convertible Note will rank on the same priority as to payment and rights to collateral as the Kiphart Convertible Notes, although Mr. Kiphart’s loans to OFM pre-date the Company’s. Management has been informed that OFM owes Mr. Kiphart the principal sum of $1.625 million.

Pursuant to the OFM Agreement, the parties agreed that OFM will have three directors, one appointed by the Company, one by Mr. Kiphart, and the other by the remaining OFM member. The Company has appointed Christopher W. Capps, Chief Executive Officer of the Company, as a director of OFM effective as of the closing of the OFM Transaction. Prior to such appointment by the Company, Mr. Capps served as a director of OFM pursuant to appointment by Mr. Kiphart in April 2007.

Item 3.02. Unregistered Sales of Equity Securities.

The New Shares are being sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (“Act”) and applicable state securities laws exemptions. Mr. Kiphart is an “accredited” investor, as that term is defined in Rule 501 in Regulation D of the Act. No general solicitation or advertising was employed by the Company, or anyone else associated with the Company in connection with the placement of the New Shares. No commissions were paid. The certificates representing the New Shares will bear appropriate restrictive legends.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports that we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements relating to, among other matter, the OFM Transaction and our future performance, our business and future events. All statements other than statements of historical facts are forward-looking statements, including, without limitation, any statements of the plans and objectives of management for future operations, any projections of revenue, earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Some of these forward-looking statements may be identified by the use of words in the statements such as “anticipate,” “estimate,” “could,” “expect,” “project,” “intend,” “plan,” “believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements. The Company operates in a rapidly changing environment that involves a number of risks, some of which are beyond the Company’s control. Future operating results and the Company’s stock price may be affected by a number of factors. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Item 1. Business,” and all subsections therein, including, without limitation, the subsection “Factors That May Affect the Company,” and Item 5. “Market for Registrant’s Common Stock and Related Stockholder Matters,” all contained in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Designation	Description of Exhibit
10.19	Investment Agreement
10.20	OFM Secured Promissory Note
10.21	OFM Convertible Note
10.22	OFM General Business Security Agreement
10.23	OFM Reimbursement Agreement
10.24	Intercreditor Agreement
10.25	The Northern Trust Company Pledge Agreement (Deposit Account)
10.26	Subscription Agreement
99.1	Press Release dated December 20, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: December 20, 2007	By:	/s/ Christopher W. Capps
Christopher W. Capps, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description
10.19	Investment Agreement
10.20	OFM Secured Promissory Note
10.21	OFM Convertible Note
10.22	OFM General Business Security Agreement
10.23	OFM Reimbursement Agreement
10.24	Intercreditor Agreement
10.25	The Northern Trust Company Pledge Agreement (Deposit Account)
10.26	Subscription Agreement
99.1	Press Release dated December 20, 2007